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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 19, 2003

                (Date of Report; Date of Earliest Event Reported)

                                  FINDWHAT.COM

             (Exact Name of Registrant as Specified in its Charter)

                Nevada                                  0-27331                              88-0348835

    (State or Other Jurisdiction of            (Commission File Number)         (IRS Employer Identification Number)
            Incorporation)



                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)


                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

        On September 19, 2003, FindWhat.com, a Nevada corporation (the "Company") issued a press release entitled "FindWhat.com Renegotiating Merger with Espotting and Reiterating Q3 2003 and Full Year Guidance." The press release contained a typographical error in the description of FindWhat.com's full year 2003 financial guidance. The last three words of the fourth sentence of the fourth paragraph of the release - "in Q3 2003" - were unintentionally included. On September 19, 2003, the Company corrected the error and re-issued the press release under the same title. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Exhibits.

        (c)  Exhibits.

        Exhibit No.                         Description

        99.1 Press Release, dated September 19, 2003, entitled "FindWhat.com Renegotiating Merger with Espotting and Reiterating Q3 2003 and Full Year Guidance."

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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   September 19, 2003            FINDWHAT.COM

                                       By:      /s/ Phillip R. Thune
                                           -----------------------------------
                                                Chief Operating Officer and
                                                Chief Financial Officer